Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Destiny Media Technologies Inc. (the "Company") on Form 10-K for the fiscal year ended August 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/Frederick Vandenberg

Name:	Frederick Vandenberg

Title:	Chief Executive Officer. President (Principal Executive Officer)

Date:	November 23, 2021

By:	/s/Samuel Ritchie

Name:	Samuel Ritchie, CPA, CA

Title:	Chief Financial Officer, Treasurer (Principal Financial and Accounting Officer)

Date:	November 23, 2021